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                                                                    EXHIBIT 14.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Other Service Providers" and to the incorporation by reference of our reports dated May 17, 2007 for the Van Kampen Select Growth Fund in the Registration Statement on Form N-14 of the Van Kampen Series Fund Inc. filed with the Securities and Exchange Commission.



                                                            ERNST & YOUNG LLP

Chicago, Illinois
November 13, 2007